INVESTOR PRESENTATION

FOURTH QUARTER 2016

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (x) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2016, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

First Business

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$1.8 Billion

IN TOTAL ASSETS

FBIZ TRUST

$1.2 Billion

IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 8%[2]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth
- Efficient and highly scalable banking model with limited branch network

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 16, 2016. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with Financial Needs of Our Niche Client Base



First Business Bank
First Business Capital Corp.
First Business Equipment Finance, LLC
First Business Bank - Milwaukee
First Business Trust & Investments
First Business Bank Northeast Region[1]
First Business Factors
First Business Bank - Milwaukee Kenosha Region
Alterra Bank
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
2015
Commercial Banking
Asset-Based Lending
Equipment Financing
Trust and Investments
Factoring
SBA Lending

Source: FBIZ management

1. Represents Appleton and Oshkosh, Wisconsin.

Geographic Footprint


Seattle, WA
Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Cleveland, OH
Hockessin, DE
Charlotte, NC
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Business Development Office

Source: FBIZ management

Proven Leadership Team

Experienced leadership team trained at large, complex institutions and significant time with FBIZ

	Title	25+ years of banking experience	7+ years with FBIZ	Experience at large, complex institutions
Corey Chambas	President & CEO - FBFS	X	X	X
Ed Sloane	CFO - FBFS	X		X
Dave Seiler	COO - FBFS	X		X
Michael Losenegger	Chief Credit Officer - FBFS	X	X	X
Barbara Conley	General Counsel	X	X	X
Jodi Chandler	SVP-HR & Administration - FBFS	X	X	
Dan Ovokaitys	Chief Information Officer - FBFS			X
Mark Meloy	CEO - First Business Bank	X	X	X
Jim Hartlieb	President - First Business Bank		X	X
Dave Vetta	President & CEO - First Business Bank - Milwaukee	X	X	X
Joan Burke	President - First Business Trust & Investments	X	X	X
Chuck Batson	President & CEO - First Business Capital Corp.	X	X	X

Source: SEC filings and FBIZ management.

QUARTERLY UPDATE

First Business

Quarterly Update
Fourth Quarter 2016

- RECORD TRUST & INVESTMENT SERVICES FEE INCOME AND STRONG NIM BOOST TOP LINE REVENUE
- EFFICIENCY INITIATIVES CONTINUE, INCLUDING CHARTER AND CORE SYSTEM CONSOLIDATION
- DECREASE IN LOAN LOSS PROVISION AS ASSET QUALITY SHOWS SIGNS OF STABILIZATION
- REPORTED EFFICIENCY RATIO DRIVEN BY ELEVATED RECURRING LOAN FEES
- QUARTERLY DIVIDEND INCREASED 8%, REPRESENTING A PAYOUT RATIO OF 28% BASED ON 4Q16 EARNINGS

Quarterly Update

Fourth Quarter 2016

$ in millions (except per share amounts)		Q4 2015	Q3 2016	Q4 2016	LQ % Change	PYQ % Change
Operating Efficiency	Top line revenue [1]	$19.8	$18.9	$20.7	9%	4%
	Total operating expenses [1]	$11.7	$12.0	$11.9	(1)%	2%
	Efficiency ratio [1] [2]	58.75%	63.63%	57.52%	(6.11)%	(1.23)%
Diversified Revenue Streams	Net interest income	$14.9	$15.3	$16.8	10%	12%
	Gain on sale of SBA loans	$1.7	$0.3	$0.5	57%	(68)%
	Trust and investment services fee income	$1.2	$1.4	$1.4	1%	13%
	Service charges on deposits	$0.7	$0.8	$0.7	(4)%	3%
	Other non-interest income	$1.3	$1.2	$1.3	10%	(1)%
	Non-interest income / Top line revenue [2]	25%	19%	19%	—%	(6)%
Balance Sheet Growth	Total gross loans and leases receivable	$1,431	$1,458	$1,451	(1)%	1%
	Total in-market deposits [3]	$1,090	$1,117	$1,122	—%	3%
Asset Quality	Total non-performing assets	$24.0	$27.2	$26.7	(2)%	11%
	Non-performing assets / Total assets [2]	1.35%	1.54%	1.50%	(0.04)%	0.15%
	Annualized net charge-offs / Average loans and leases [2]	0.27%	0.44%	0.04%	(0.40)%	(0.23)%
Profitability	Net income	$4.1	$2.7	$4.0	49%	(3)%
	Diluted EPS	$0.47	$0.31	$0.46	48%	(2)%

Source: SEC filings and FBIZ management.

1. Top Line Revenue, Total Operating Expenses and Efficiency Ratio are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.
2. LQ % Change and PYQ % Change columns represent percentage variance.
3. Represents total deposits, excluding wholesale deposits. Wholesale deposits are defined as brokered deposits and deposits gathered through internet listing services.

INVESTMENT RATIONALE

First Business

Investment Rationale

- SCALABLE FRANCHISE = WELL POSITIONED FOR SUSTAINABLE GROWTH
- CLIENT ACQUISITION SBA STRATEGY = EARNINGS CATALYST
- SIGNIFICANT OPPORTUNITY TO STRENGTHEN IN-MARKET DEPOSIT MIX
- P/E MULTIPLE AT A DISCOUNT TO PROXY PEER GROUP[1]
- COMPETITIVE DIVIDEND YIELD

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Enterprise Financial Services Corp (EFSC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), Old Second Bancorp, Inc. (OSBC), Pacific Continental Corporation (PCBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), TriState Capital Holdings, Inc. (TSC), WashingtonFirst Bankshares, Inc. (WFBI) and West Bancorporation, Inc. (WTBA).

Client Acquisition Strategy

Purposeful & Temporary Slowdown in SBA Production, Long-Term Vision Remains Intact



CLIENT ACQUISITION STRATEGY
BUILD COMPLETE RELATIONSHIP
EXPAND WITH CHANGING CLIENT NEEEDS
PRIVATE WEALTH MANAGEMENT OPPORTUNITIES
COMPLETE SBA CLIENT RELATIONSHIP
FRANCHISE VALUE
EARNINGS CATALYST
EARNING ASSET GROWTH
IN-MARKET DEPOSIT GROWTH
FEE INCOME
EPS GROWTH

% Gain on Sales of SBA Loans by BDO Location[1]



37%
63%

Source: FBIZ management.

1. Represents percentage of gains on the sale of SBA loans for the year ended December 31, 2016 from SBA loans originated by Alterra Bank and First Business business development officers ("BDOs") located in WI and KS.

Client-Centric Focus with High Touch Service

FBIZ ADVANTAGE

FIRST BUSINESS SEMINARS & EVENTS

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising® NONPROFITS

FAMILY BUSINESS FIRST

INDUSTRY PRACTICE GROUPS



MANUFACTURING



EMERGING TECHNOLOGY



COMMERCIAL REAL ESTATE



NOT FOR PROFIT



FOOD & BEVERAGE



PROFESSIONAL SERVICES

Significant Opportunity to Strengthen In-Market Deposit Mix

Dane County, WI
(Largest 3 banks 38%)



US Bank 12%
BMO Harris Bank 18%
ASB 8%
Other 54%
FBIZ: 7%

$13.9 Billion
Total Market Deposits

Waukesha County, WI
(Largest 3 banks 33%)



Wintrust 9%
BMO Harris Bank 14%
Chase 10%
Other 65%
FBIZ: 2%

$11.7 Billion
Total Market Deposits

Fox Valley, WI[1]
(Largest 3 banks 48%)



ASB 24%
BMO Harris Bank 15%
Chase 9%
Other 51%
FBIZ: 1%

$11.7 Billion
Total Market Deposits

Alterra Bank Market[2]
(Largest 3 banks 42%)



Other 56%
UMB 20%
Commerce Bank 13%
Bank of America 10%
FBIZ: 0.5%

$52.7 Billion
Total Market Deposits

Source: SNL Financial and FBIZ management. Data as of June 30, 2016.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago, WI counties by First Business Bank.
2. Alterra Bank market represents deposits gathered in the Kansas City MSA.

FBIZ Valuation - Price/LTM EPS



P/E Trend (January 4, 2016 - December 30, 2016)
24x
22x
20x
18x
16x
14x
12x
10x
12/30/2016, 22.56
12/30/2016, 13.87
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
FBIZ-US
Proxy Peer Group Average

Source: SNL Financial. LTM represents Last Twelve Months.

FBIZ Valuation - Dividends per Share


28%
CAGR
$0.14
$0.48
2011
2016
Total Annual Dividends per Share


$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
Dividends per Share
Dividend Yield

Source: SEC filings and FBIZ management.

Pillars of Success

Foundation for the Future



RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Pillars of Success

Foundation for the Future



RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Record of Strong Execution

Key Objectives

- DRIVE TOP LINE REVENUE GROWTH
- STRENGTHEN IN-MARKET DEPOSIT MIX
- GENERATE CONSISTENT, STRONG PROFITABILITY
- DELIVER EPS GROWTH

→

ACHIEVE
- +1% ROA
- +12% ROE
- ABOVE MARKET GROWTH

Top Line Revenue Growth (1)

SBA Slowdown & Tepid Loan Production Lead to Lower Near Term Revenue Growth Expectations


14% CAGR
$43M
$81M
2011
2016
Top Line Revenue


$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Millions
4Q15
1Q16
2Q16
3Q16
4Q16
Net Interest Income
Non-Interest Income

Source: SEC filings and FBIZ management. CAGR is calculated using full year results.

1. Top line revenue calculated as net interest income + total non-interest income (including realized gains on securities).

Strengthen In-Market Deposit Mix

Focus on Transaction Accounts to Reduce Cost of Deposits



26% CAGR
$437M
$138M
2011
2016
Transaction Accounts[1]



$1,800
$1,500
$1,200
$900
$600
$300
$0
Millions
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4Q15
1Q16
2Q16
3Q16
4Q16
Wholesale Deposits[2]
Non-Transaction Accounts[3]
NIB Transaction Accounts
IB Transaction Accounts
Cost of Total Deposits[4]
Cost of Total In-Market Deposits[4]

Source: SEC filings. Deposit mix represents quarterly average balance data. CAGR is calculated using period-end balances.

1. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
2. Wholesale deposits include brokered deposits and deposits gathered through internet listing services.
3. Non-transaction accounts include in-market CDs and money market accounts.
4. "Cost of Total Deposits" and "Cost of Total In-Market Deposits" are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.

Generate Consistent, Strong Profitability

Efficient Operating Model Drives Bottom Line over the Long-Term



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
Increase in NIM primarily reflects elevated fees collected from loan payoffs during 4Q16.
4Q15
1Q16
2Q16
3Q16
4Q16
Net Interest Margin
Goal



Recent volatility primarily reflects impact of credit issues at Alterra Bank and temporary slowdown in SBA production.
Return on Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Return on Equity
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
4Q15
1Q16
2Q16
3Q16
4Q16
Return on Assets
Goal
Return on Equity
Goal

Source: SEC filings and FBIZ management.

Deliver EPS Growth

Drives Shareholder Value


$1.62
$1.71
2011
2016
Diluted EPS


Recent EPS volatility primarily reflects impact of credit issues at Alterra Bank and temporary slowdown in SBA production.
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
Diluted EPS
Dividends per Share

Source: SEC filings and FBIZ management.

Pillars of Success

Foundation for the Future


RECORD OF
STRONG
EXECUTION

UNIQUE
COMPETITIVE
ADVANTAGES

FOCUSED
STRATEGIC
OBJECTIVES

Unique Competitive Advantages

Key Themes

- Efficient Operating Model
- Efficient Funding Strategy
- Strong Credit Quality
- Client-Centric Focus with High Touch Service
- Superior Talent with Business Expertise

→ **SUCCESSFUL NICHE COMMUNITY BUSINESS BANK**

Efficient Operating Model

Reported efficiency ratio driven by elevated recurring loan fees.

FBIZ	All BHCs
58% EFFICIENCY RATIO	68% EFFICIENCY RATIO

HIGH EFFICIENCY "BUSINESS BANK" OPERATING MODEL

- Limited branch network
- Investments in technology
- Products tailored to serve businesses and their owners

Total Loans Outstanding per FTE



Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
4Q15
1Q16
2Q16
3Q16
4Q16
FBIZ
All BHCs

Deposits Per Location



Millions
$700
$600
$500
$400
$300
$200
$100
$0
2011
2012
2013
2014
2015
2016
FBIZ
All Bank Depositories

Source: SNL Financial and FBIZ management. All BHCs group comprised of all BHCs, excluding FBIZ. "Efficiency Ratio" is a non-GAAP measure. Efficiency ratio is for the quarterly periods ended 09/30/16 and 12/31/16 for All BHCs and FBIZ, respectively. See the Appendix for non-GAAP reconciliations. All Bank Depositories group comprised of all FDIC-insured banks & thrifts that are required to complete the annual FDIC Summary of Deposits (SOD) survey. Data is from the most recent survey completed as of 06/30/16.

Efficient Funding Strategy

Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain Bank wholesale funding[2] within Board-monitored limits
  - Match-funding fixed-rate term loans with Bank wholesale funding locks in interest rate spread
  - WAOM[1] = 4.23 years
  - Long-term Bank wholesale funding more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 12/31/16, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of Bank wholesale funding maturities, if necessary
  - Targeted operating range of in-market deposits to total Bank funds is 60%-70%



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q15
1Q16
2Q16
3Q16
4Q16
In-Market Deposits
Bank Wholesale Funding
Targeted Operating Range

Source: SEC filings. Represents quarterly average data.
1. Weighted average original maturity of Bank wholesale funds outstanding as of December 31, 2016.
2. Bank wholesale funds defined as brokered CDs, Qwickrate CDs and FHLB advances.

Strong Credit Quality

Credit Culture Helps Safeguard Shareholder Investment over the Long-Term


Net Charge-Offs/Avg Loans
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in 2016 primarily due to credit issues at Alterra Bank.
FBIZ
All BHCs

Sustained lower levels of net charge-offs through the credit cycle driven by consistent underwriting standards.

- Credit underwriting through a committee process is a key to our operating philosophy.
- Business development officers have relatively low individual lending authority limits.
- We make every effort to ensure there is the appropriate collateral or guarantee at the time of origination to protect our interest in the related loan or lease.

Source: SNL Financial and FBIZ management. All BHCs group comprised of all BHCs, excluding FBIZ. All BHCs data is for the nine months ended September 30, 2016. FBIZ data is for the year ended December 31, 2016.

Superior Talent with Business Expertise

Engaged Employees = Happy Clients

- RIGOROUS HIRING PROCESS
- FORMAL MENTOR PROGRAM
- FUN EMPLOYEE OUTINGS
- ACTIVE COMMUNITY INVOLVMENT
- REGULAR SURVEYS AND FEEDBACK
- STRONG EMPLOYEE REFERRAL PROGRAM


ENGAGED
EMPLOYEES

= **91% CLIENT SATISFACTION**

A JD Power customer satisfaction survey for retail banks in the Midwest has an average of 79% satisfaction in 2015 and the top performer is at 82%.

Source: 2016 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting.

Pillars of Success

Foundation for the Future



RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Focused Strategic Objectives

- Opportunistically Invest to Support Organic Growth
- Complement Organic Growth with Niche Acquisitions
- Expand and Diversify Revenue Streams

→ LONG-TERM FUTURE SUCCESS

Complement Organic Growth with Niche Acquisitions

- ORGANIC GROWTH REMAINS THE FOUNDATION FOR THE FUTURE
- HOWEVER, OUR SUCCESS CREATES OPPORTUNITIES FOR ACQUISITIONS
  - ➡ SPECIALTY FINANCE
  - ➡ REGISTERED INVESTMENT ADVISORY FIRMS
  - ➡ BUSINESS-FOCUSED COMMUNITY BANKS


First Business Bank Center


First Business Center
3913





Increase Percentage of Fee Income

Additional Fee Income Generating Services



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
30%
25%
20%
15%
10%
5%
0%
Recent volatility primarily reflects temporary slowdown in SBA production.
4Q15
1Q16
2Q16
3Q16
4Q16
Other
Loan Fees
Service Charges on Deposits
Gain on Sale of SBA Loans
Trust Revenue
Historic % Target
New % target set 10/30/2015
% of Total Revenue

Source: SEC filings and FBIZ management.

APPENDIX

SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

First Business

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended					For the Year Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Non-interest expense	$ 11,684	$ 12,699	$ 13,458	$ 15,753	$ 14,523	$ 56,433
Loss on foreclosed properties	(7)	—	(93)	—	(29)	(122)
Amortization of other intangible assets	(17)	(16)	(16)	(16)	(14)	(62)
SBA recourse provision	—	—	(74)	(375)	(1,619)	(2,068)
Impairment of tax credit investments	—	(112)	(94)	(3,314)	(171)	(3,691)
Deconversion fees	—	—	—	—	(794)	(794)
Total operating expense	$ 11,660	$ 12,571	$ 13,181	$ 12,048	$ 11,896	$ 49,696
Net interest income	$ 14,912	$ 15,539	$ 15,741	$ 15,295	$ 16,753	$ 63,328
Non-interest income	4,935	4,594	5,823	3,640	3,931	17,988
Realized gain on securities	—	—	(7)	—	(3)	(10)
Top line revenue	$ 19,847	$ 20,133	$ 21,557	$ 18,935	$ 20,681	$ 81,306
Efficiency ratio	58.75%	62.44%	61.14%	63.63%	57.52%	61.12%

Source: SEC filings and FBIZ management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by total average deposits. "Cost of Total In-Market Deposits" is defined as total interest expense on in-market deposits divided by total average in-market deposits. In-market deposits equal total deposits less wholesale deposits. We believe that these measures are important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)

	For the Three Months Ended				
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Interest expense on in-market interest-bearing deposits	1,082	1,067	1,083	1,023	988
Average in-market interest-bearing deposits	831,093	882,318	886,729	878,739	864,208
Average in-market non-interest-bearing deposits	227,965	228,294	246,604	263,627	246,016
Total average in-market deposits	1,059,058	1,110,612	1,133,333	1,142,366	1,110,224
Cost of total in-market deposits	0.41%	0.38%	0.38%	0.36%	0.36%

	For the Three Months Ended				
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Interest expense on total interest-bearing deposits	$ 2,930	$ 3,053	$ 3,038	$ 2,870	$ 2,755
Average interest-bearing deposits	1,313,351	1,379,592	1,358,436	1,344,012	1,301,620
Average non-interest-bearing deposits	227,965	228,294	246,604	263,627	246,016
Total average deposits	$ 1,541,316	$ 1,607,886	$ 1,605,040	$ 1,607,639	$ 1,547,636
Cost of total deposits	0.76%	0.76%	0.76%	0.71%	0.71%

Source: SEC filings and FBIZ management.

Loan and Lease Composition

($000)	December 31, 2016	% of Total	December 31, 2015	% Inc (Dec)
Commercial and Industrial	$ 450,298	31%	$ 472,193	(4.6)%
Commercial Real Estate - Owner Occupied	176,459	12%	176,322	0.1 %
Commercial Real Estate - Non-Owner Occupied	473,158	33%	436,901	8.3 %
Construction	101,206	7%	100,625	0.6 %
Land development	56,638	4%	59,779	(5.3)%
Multi-family	92,762	6%	80,254	15.6 %
1-4 Family	45,651	3%	50,304	(9.2)%
Direct Financing Leases	30,951	2%	31,093	(0.5)%
All Other Loans	24,741	2%	24,556	0.8 %
Total Loans and Leases	1,451,864	100%	1,432,027	1.4 %
Deferred Loan Fees	1,189		1,062	
Total Gross Loans and Leases	$ 1,450,675		$ 1,430,965	

As of December 31, 2016



Commercial and Industrial
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
All Other Loans
Direct Financing Leases
1-4 Family
Multi-family
Land development
Construction

Source: SEC filings.

First Business

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